AMENDMENT NO. 2
                              EMPLOYMENT AGREEMENT
                         APPLEBEE'S INTERNATIONAL, INC.
                               ABE J. GUSTIN, JR.


         THIS AGREEMENT, made and entered effective this 1st day of June, 1995, by and between Abe J. Gustin, Jr. ("Employee") and Applebee's International, Inc. ("Company");

                              W I T N E S S E T H:

         Whereas, Company and Employee entered an Employment Agreement dated March 1, 1992, which provided for an initial term through March 1, 1995, and

         Whereas, Comapny and Employee extended the term of that Employment Agreement to and including this date by way of an amendment thereto dated March 1, 1995, and

         Whereas, the parties desire to extend the term of said Employment Agreement,

         NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

                  1. The term of the Employment Agreement is hereby extended to and including December 31, 1995, upon the same terms and conditions set forth in said Employment Agreement, as previously amended.

                  2. In all other respect, said Employment Agreement, as previously amended, shall remain in full force and effect, without modification or change by this amendment.

         IN WITNESS WHEREOF, the parties hereto have cause this instrument to be executed the day and year first above written.

                                       APPLEBEE'S INTERNATIONAL, INC.

                                       By:   /s/ Lloyd L. Hill
                                          Lloyd L. Hill, President



                                       /s/ Abe J. Gustin, Jr.
                                       Abe J. Gustin, Jr.